Exhibit 99.2

www.tzero.com 1 Wall Street, Tokenized October 2026 www.tzero.com

Disclaimer

This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a proposed business combination (the "proposed business combination") between tZERO Group, Inc. ("tZERO" or the "Company") and FG Imperii Acquisition Corp. ("FG Imperii") and potential related offering of the securities of tZERO or FG Imperii in a private placement (the "proposed private placement" and, together with the proposed business combination, the "proposed transactions") and for no other purpose. By accepting this presentation, each recipient agrees to us this presentation for the sole purpose of evaluating the proposed transactions. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of tZERO and FG Imperii is prohibited.

The information contained herein does not purport to be all inclusive and none of tZERO, FG Imperii nor any of their respective affiliates, directors, officers, employees or advisers or any other person has independently verified the information in this presentation and no representation or warranty, express or implied, are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will tZERO, FG Imperii or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this presentation should each make their own evaluation of tZERO, FG Imperii and the proposed transactions and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Recipients should review the Registration Statement (as defined below) once filed by tZERO and FG Imperii with the SEC in connection with the proposed transactions for further information on tZERO, FG Imperii or the proposed transactions.

tZERO Group, Inc.'s wholly-owned subsidiary, tZERO Technologies, LLC, is not a registered broker-dealer, funding portal, underwriter, investment bank, investment adviser or investment manager, and is not providing brokerage, investment banking or underwriting services, recommendations or investment advice to any person, and does not provide any brokerage services. tZERO Technologies, LLC takes no part in the negotiation or execution of secondary market transactions for the purchase or sale of securities and at no time has possession of investor funds or securities in connection with such transactions. tZERO Technologies, LLC provides all technology services to clients.

tZERO Securities, LLC ("tZERO Securities") is a broker-dealer registered with the SEC and a member of FINRA and SIPC. It is the operator of the tZERO Securities ATS. More information about tZERO Securities may be found on FINRA's BrokerCheck: https://brokercheck.finra.org/.

tZERO Digital Asset Securities, LLC ("tZERO Digital") is a broker-dealer registered with the SEC and a member of FINRA and SIPC. Digital asset securities may not be "securities" as defined under the Securities Investor Protection Act (SIPA) – and, in particular, digital asset securities that are "investment contracts" under the Howey test but are not registered with the Securities and Exchange Commission are excluded from SIPA's definition of "securities" – and thus the protections afforded to securities customers under SIPA may not apply. More information about tZERO Digital may be found on FINRA's BrokerCheck: https://brokercheck.finra.org/.

tZERO Transfer Services, LLC is a SEC-registered transfer agent.

tZERO Introducing Broker, LLC is an introducing broker registered with the CFTC and is a member of NFA. More information about tZERO Introducing Broker can be found on NFA's BASIC: https://www.nfa.futures.org/basicnet/.

tZERO Capital Partners, LLC is an exempt reporting adviser in the state of Utah.

For disclosures and other risk factors see Appendix A.

www.tzero.com 2

www.tzero.com 3 tZERO Management Team Alan Konevsky CEO & Chairman of Board Alan Swimmer EVP, Chief Strategic Relationships Officer Vanessa Savino EVP, Chief Legal and Administrative Officer & Board Secretary James Knight EVP, Chief Financial Officer Evangelos Tzoulafis EVP, Head of Project Execution Alex Vlastakis EVP, Brokerage Strategy and Operations Select Prior Experience Christopher Russell EVP, Chief Technology and Security Officer

www.tzero.com 4 FG Imperii Management Team Larry Swets, CFA Chief Executive Officer Tony Scuderi President Kyle Cerminara, CFA Senior Advisor Select Prior Experience

www.tzero.com 5 Investment Highlights x Already built infrastructure, in the market, and being commercialized x Meaningful additional embedded optionality, particularly CFTC stack and patent portfolio x Modest capital needs and attractive pricing relative to existing public comparables x Triple - digit year - over - year (2026E – 2027E) revenue growth expected x Core partnerships with multi trillion - dollar asset pools yet to be tokenized x tZERO does one thing: We enable the tokenization economy . Turnkey, end - to - end infrastructure for tokenized assets that covers the entire asset lifecycle x Operates across SEC - and CFTC - regulated stacks

www.tzero.com 6 Introduction To Tokenization The Financial System Is Being Rewired. Capital markets are shifting from fragmented, multi - day settlement rails to programmable, real - time cross - border and cross - asset infrastructure optimized for machine - to - machine economy. $18.9 Trillion Projected tokenized asset market by 2033 “Approaching the Tokenization Tipping Point” BCG & Ripple, 2025 T+0 Settlement standard emerging in tokenized markets vs. T+1 and T+2 in traditional markets today 300+ Major financial institutions actively deploying or piloting tokenization “Next - gen markets: The rise and reality of tokenization” Broadridge, 2025 tZERO: The Connective Tissue of the Tokenization Economy tZERO is a vertically - integrated, multi - pronged infrastructure stack that empowers market leaders to bridge operational gaps and scale tokenization and digital assets rapidly using our rails. tZERO is independent and not captive to any single client. We are platform, protocol, asset, and brand agnostic. Our institu tio nal partners make our infrastructure as visible or invisible as they require – as we handle the hard regulatory and operational components.

www.tzero.com 7 Securities SEC - registered and FINRA - member broker - dealer infrastructure, an Alternative Trading System operated pursuant to Regulation ATS, SEC - registered transfer agent services, and custody infrastructure for tokenized and traditional securities. Derivatives CFTC - registered Introducing Broker today, with pending DCM designation and DCO registration applications to support regulated crypto derivatives, perpetual futures and prediction markets on tZERO’s infrastructure Intellectual Property A patent portfolio covering core tokenization, custody and settlement processes – protecting tZERO’s infrastructure and creating licensable intellectual property for partners. tZERO’s Infrastructure Verticals One platform spanning all three verticals – giving TradFi and DeFi participants a single partner to tokenize, trade, and protect digital assets. Three Verticals, Two Addressable Markets

www.tzero.com 8 Our Advantage True Moat. Years in the Making. Fully Operational. End - to - End Stack Across Asset Types Issuance → trading → settlement → custody → transfer agent – all regulated, all in one platform. Designed to minimize fragmented third - party dependencies. Platform, Protocol and Brand Agnostic We don't compete with our clients’ businesses. We are independent and unencumbered by captive relationships, with no barriers to scaling widely. Our clients can fully control their own customer relationships and branding – tZERO powers the infrastructure invisibly. Regulation as Strategy, Innovation as the Core 3 active SEC registrations, 1 active CFTC registration and 2 pending CFTC applications. In a market where compliance is the m oat , tZERO has a multi - year head start. DeFi + TradFi Bridge, Underpinned by IP Self - hosted wallet support, stablecoin settlement, and on - chain lending interoperability – connecting institutional finance with on - chain economy; broad patent portfolio behind it.

www.tzero.com 9 Comprehensive Regulatory Stack Broker - Dealer (1) SEC - Registered Broker - Dealer ➢ Primary issuance & secondary trading ➢ White - label platform for partners ➢ Investment banking & correspondent clearing ➢ Self - hosted wallet compatibility ATS SEC - Regulated Alternative Trading System ➢ Equities, debt, mutual funds & other investment contracts ➢ Traditional/tokenized ➢ CLOB + liquidity auction formats Qualified Custodian (2) SEC - Registered Broker - Dealer ➢ Tokenized securities & non - security crypto assets custody ➢ Correspondent clearing (for digital and conventional assets) ➢ Segregated & omnibus wallet models Digital Transfer Agent SEC - Registered Transfer Agent ➢ Traditional & digital asset registries ➢ Automated cap table sync ➢ Corporate actions, dividends, voting CFTC - Registered Introducing Broker & DCM/DCO Applications ➢ Crypto derivatives & event contracts ➢ Clearing organization capabilities ➢ Expanding multi - asset footprint tZERO Securities and tZERO Digital Asset Securities are SEC - registered and FINRA members. The ATS is SEC - regulated. DCM, DCO, IB (1) tZERO Securities and tZERO Digital are SEC - registered and FINRA members. The ATS is SEC - regulated. (2) tZERO Digital Asset Securities, LLC (“ tZERO Digital”) was approved as a special purpose broker - dealer on September 12, 2024 in accordance with the Securities and Exchange Commission’s (“SEC”) Statement regarding Custody of Digital Asset Securities by Special Purpose Broker - Dealers, SEC Rel. No. 34 - 90788 (Dec. 23, 2020), 86 Fed. Reg. 11627, 11631 - 32 (Feb. 26 , 2021) (the “2020 Statement”). On December 17, 2025, the SEC’s Division of Trading and Markets issued its Statement on Custody of Crypto Asset Securities by Broker - Dealers (the “2025 Statement”). On January 16, 2026, FINRA approved th e removal of tZERO Digital’s Membership Agreement restriction relating to its previously approved SPBD business activity and acknowledged that member firms may rely on recent SEC guidance in conducting custody of non - security crypt o assets.

Who We Serve

The Right Infrastructure for Institutional Market Participants

Customer Type	Primary Need	Core Products	Engagement Model
Banks & Trust Companies	Custody architecture, settlement modernization, collateral mobility	Custody, LYNQ Settlement, Transfer Agent, White Label	Strategic Integration (custody + settlement layer)
Broker-Dealers	Tokenized ecosystem access without a costly build	ATS API, Correspondent Clearing, Custody, Wallet Management, White Label	B2B and B2B2C API License + Clearing & Custody Agreement
Asset & Fund Managers	Tokenize fund interests; secondary liquidity for tokens	Primary Issuance, Transfer Agent, ATS, Custody	Issuer Program (tiered by AUM)
FinTech	Embed tZERO rails in own platform	APIs (all), Clearing, Custody, White Label, Transfer Agent	Platform Partner (API + revenue share)
International Exchanges	Cross-list tokenized securities; access US regulated rails	ATS Cross-Listing, Correspondent Clearing, Custody	Cross-Border Alliance
Layer 1 / Blockchain Ecosystems	Regulated infrastructure for developer community	ATS Trading, Primary Issuance APIs, Custody	Strategic Partnership (custom MSA)

www.tzero.com 10

www.tzero.com 11 Our Customers & Partners Top 5 Active Independent Asset Manager by AUM Top 10 Largest U.S. Bank by Total Assets

www.tzero.com 12 Selected Current Pipeline (1) x Collaboration with NYSE regarding tokenized public equities (1) Pipeline shown as of 10/1/2026. Opportunities are at various stages of development, and there can be no assurance that any op por tunity will result in a definitive agreement, completed transaction or revenue. (2) Pending DCM designation and DCO registration, as well as definitive documentation. x Transfer agent services for a premier, U.S. - based ETF trust services provider x Distribution services for digital assets issued by a premier U.S. asset manager x End - to - end regulated stacks for broker - dealers like Siebert x U.S. broker - dealer infrastructure for foreign players like Eddid x Real estate tokenization and trading platforms x A marketplace for buying and trading tokenized ownership in athletes’ earnings x CFTC - regulated derivatives infrastructure for a leading global exchange (2) x Goldman Sachs fund product to be distributed on Lynq platform powered by tZERO

Market Growth Opportunity

Revenue Model and Growth Trajectory

Fixed and recurring fees plus transaction-based revenue earned across tZERO's regulated venues.

Total Revenue



$32.1M
+649%
$4.3M
+115%
$2.0M

	2025A	2026E	2027E
EBITDA	($16.5M)	($13.9M)	($0.2M)

Revenue: 2026E blends 1H 2026 actual of $0.8M with a 2H 2026 forecast of $3.5M.

Revenue Model

Fixed & Recurring

~40% Platform and subscription fees, monthly minimums, and service fees.

Transaction & Variable

~60% Execution, clearing and custody fees, and revenue share on venue activity.

Growth Drivers

CFTC-Regulated Vertical

Derivatives and perpetual futures cleared following approval of DCM/DCO applications and additional margin and product approvals thereafter.

SEC-Regulated Vertical

Primary issuance, transfer agent, and correspondent clearing and custody, scaling with a broadening base of issuers and institutional clients.

2026E revenue more than doubles on 2025A; 2027E implies continued triple-digit growth

2025A actual. 2026E is 1H 2026 actual plus 2H 2026 forecast, shown blended. Through August 2026, revenue was $1.16M year to date against $1.02M estimated (July–August 2026: $0.38M actual vs. $0.24M estimated). Actuals are unaudited and exclude an intercompany fee; September 2026 has not closed. 2027E revenue assumes 2 institutional CFTC partners with over $6 billion in expected monthly notional volume, 34 new tokenization projects through institutional bank partnerships, 3 brokerage as infrastructure clients for tokenized securities markets and 20 correspondent clearing relationships. All estimates are management's current expectations, are forward-looking, and are subject to significant risks and uncertainties; no assurance can be given that they will be achieved. EBITDA and a reconciliation to net income/(loss) are presented on page 16. Reference is made to "Disclosures and Risk Factors" beginning on page 23.

www.tzero.com 13

Transaction Summary

Overview (1,2)

tZERO is valued at a pre-money equity value of $325 million

- Transaction to provide ~$216 million of net cash to the balance sheet
- Private bridge financing raised to support tZERO's growth, from affiliates of FG Imperii, Intercontinental Exchange, Inc. (NYSE: ICE), Dinari, Inc., Neighborhood Intelligence (NASDAQ: NXH) and other existing investors
- Existing tZERO shareholders roll 100% of equity into the transaction
- 2.5 million total earnout shares to existing tZERO shareholders, issuable in two equal tranches upon achievement of actionable strategic milestones
- 1 board observer designated for FG Imperii

Estimated Sources & Uses (1,2)

Sources ($m)	
FGII Cash in Trust	$231
Convertible Notes (Equity Value)	11
tZERO Equity Rollover	325
Total Sources	**$567**

Uses ($m)	
Cash to Balance Sheet	$216
tZERO Equity Rollover	325
Convertible Notes (Equity Value)	11
Estimated Transaction Expenses	15
Total Uses	**$567**

Illustrative Pro-Forma Valuation (1,2)

$ in m except per share amounts

Transaction Price per Share	$10.00
Pro-Forma Shares Outstanding	62.5
Pro-Forma Equity Value	**$625**
(-) Pro Forma Cash	216
(+) Pro Forma Debt	0
Pro-Forma Enterprise Value	**$409**

Illustrative Pro-Forma Ownership % at Closing (1,2)



52.0%
36.4%
9.9%
1.7%
Existing tZERO Shareholders
FGII Public Shareholders
FGII Sponsor
Convertible Note Investors

(1) Assumes 0% redemptions.
(2) Includes existing tZERO common and preferred shareholders and shares underlying RSUs; includes conversion of Senior Secured Convertible Notes which convert at a 25% discount to the transaction price and conversion equity value includes accrued PIK interest; excludes earnout shares and shares underlying FGII public and private warrants. Numbers may not tie due to rounding.

www.tzero.com 14

www.tzero.com 15 Appendix www.tzero.com

Financial Summary and Non-GAAP Reconciliation

Annual and Quarterly Revenue and EBITDA

EBITDA, a non-GAAP measure, is net income / (loss) before depreciation and amortization, net other (income) / expense and income taxes.

	Fiscal Year Ended December 31,		
($ in millions)	**2025A**	**2026E[2]**	**2027E[2][3]**
Revenue	$2.0	$4.3	$32.1
GAAP to Non-GAAP Reconciliation			
Net Income / (Loss)	($10.0)	($17.0)	($0.7)
Depreciation & Amortization	2.7	2.9	3.0
Net Other (Income) / Expense[1]	(9.2)	0.2	(2.4)
EBITDA	**($16.5)**	**($13.9)**	**($0.2)**
% Margin	*n/m*	*n/m*	*(1%)*

	Fiscal Quarter Ended,					
($ in millions)	**Q1 '25**	**Q2 '25**	**Q3 '25**	**Q4 '25**	**Q1 '26**	**Q2 '26**
Revenue	$0.4	$0.3	$0.6	$0.7	$0.4	$0.4
GAAP to Non-GAAP Reconciliation						
Net Income / (Loss)	($3.5)	$4.1	($3.5)	($7.2)	($4.8)	($6.0)
Depreciation & Amortization	0.6	0.7	0.7	0.8	0.7	0.7
Net Other (Income) / Expense[1]	(0.3)	(8.7)	(0.3)	0.1	(0.2)	0.3
EBITDA	**($3.2)**	**($3.9)**	**($3.1)**	**($6.3)**	**($4.3)**	**($5.0)**
% Margin	*n/m*	*n/m*	*n/m*	*n/m*	*n/m*	*n/m*

(1) Includes interest income, an $8.4M gain on the sale of an investment in Q2 2025, gains and losses on asset disposals, loss on debt forgiveness, bridge convertible note interest and other non-operating items. Shown in parentheses when net income.

(2) 2026E combines 1H 2026 actual results with a 2H 2026 forecast; 2027E is a forecast. Forecast D&A and interest income are held at July 2026 run-rates. Bridge convertible notes accrue 12% interest, paid in kind, until their assumed conversion before year-end 2026 ($0.2M in 2026E; none in 2027E). Income taxes are assumed nil given net operating loss carryforwards. Interest on business combination proceeds is excluded. 2026E includes a $0.85M transaction fee, which is expensed; other transaction expenses paid from the proceeds are expected to be charged to equity.

(3) Includes the $2.0M Dinari final sale consideration, recognized as a gain in net other income and excluded from EBITDA.

2025A is from tZERO's audited FY2025 consolidated financial statements; Q4 '25 includes year-end audit adjustments. Q1–Q3 '25 and the 2026 quarters are unaudited management accounts. Net income / (loss) is before non-controlling interests. Projections are forward-looking and subject to risks and uncertainties; see "Disclosures and Risk Factors" beginning on page 23. n/m: not meaningful. Totals may not foot due to rounding.

www.tzero.com 16

www.tzero.com 17 Proven Scale 10+ Years Building the Hardest Parts of Digital Asset Markets 3+3 3 SEC Registrations + 1 CFTC Registration and 2 CFTC Applications 16+ Supported Blockchains 103 US & Foreign Patents & Applications ~130K Verified Investors (retail + institutional) $1.7B+ Securities Transacted and Offered across all tZERO Platforms 10+ yrs Tokenizing Assets + Digital Asset Trading 40+ Institutional Customers 10m+ Distribution Reach Through Our Institutional Clients

www.tzero.com 18 Two Forces & Three Enablers are Reshaping Capital Markets AI and DeFi are the engines of the next financial system. Regulation, multi - asset composability, and cross - border rails are the conditions that let them scale. Dominant Force #1 Agentic AI AI agents likely will transact on behalf of institutions, funds, and individuals – and they need machine - readable, programmable, regulated assets to do it. Tokenized securities are the first asset class designed for compliance - aware, agentic execution at institutional scale. Dominant Force #2 TradFi + DeFi Convergence Stablecoins, on - chain lending, and self - custody wallets have illustrated that crypto - native rails are able to work at scale. Institutional adoption now requires those rails to meet regulated securities. Enabler #1 Regulatory Clarity U.S. digital - asset regulatory frameworks continue to evolve rapidly, increasing the importance of scalable compliance infrastructure. Enabler #2 Multi - Asset Composability and Efficiency Tokenization unlocks siloed liquidity across equities, debt, funds, and RWAs – enabling programmable, composable products that are faster, less intermediated, transparent, data - rich experiences. Enabler #3 Cross - Border Capital Blockchain collapses time - zone and jurisdictional friction. Stablecoins were the proof of concept; securities are next. The Tokenization Opportunity tZERO sits at the intersection of all five – AI - ready, DeFi - connected, and regulated today.

Infrastructure For The Full Asset Life Cycle

tZERO

Tokenization & Issuance

- Smart contract workflows
- Compliance-enabled minting
- Regulated onboarding & KYC/AML screening
- Cap table management
- 16+ blockchains supported

Trading & Liquidity (1)

- Central limit order book
- Controlled auctions
- Block trading
- Agora ATS network (ATS routing solution)

Regulated Custody (2)

- Custody of tokenized securities and non-security digital assets
- Segregated client wallets
- Omnibus structure support
- MPC key management
- Regulated and secure

Cap Table Management

- On-chain shareholder records
- Dividend & voting support
- Corporate action automation
- Dual registry (traditional + digital)

APIs, White Label and AI

- tZERO Connect APIs
- Full white-label platform
- Partner-branded UX
- AI connectors/optimization (tZERO Halo – now in beta)

Settlement & DeFi

- Lynq real-time settlement network for tokenized cash products
- Stablecoin settlement rails
- Self-hosted wallet connect
- DeFi/lending interoperability

(1) tZERO Securities and tZERO Digital are SEC-registered and FINRA members. The ATS is SEC-regulated.
(2) tZERO Digital Asset Securities, LLC ("tZERO Digital") was approved as a special purpose broker-dealer on September 12, 2024 in accordance with the Securities and Exchange Commission's ("SEC") Statement regarding Custody of Digital Asset Securities by Special Purpose Broker-Dealers, SEC Rel. No. 34-90788 (Dec. 23, 2020), 86 Fed. Reg. 11627, 11631-32 (Feb. 26, 2021) (the "2020 Statement"). On December 17, 2025, the SEC's Division of Trading and Markets issued its Statement on Custody of Crypto Asset Securities by Broker-Dealers (the "2025 Statement"). On January 16, 2026, FINRA approved the removal of tZERO Digital's Membership Agreement restriction relating to its previously approved SPBD business activity and acknowledged that member firms may rely on recent SEC guidance in conducting custody of non-security crypto assets.

www.tzero.com 19

www.tzero.com 20 Built to Integrate with Existing Platforms tZERO operates as regulated connective tissue infrastructure . Customers and partners get a superior experience while maintaining full control. API Integration (tZERO Connect) • Direct API access to ATS trading • Primary issuance workflows • Custody & transfer agent services • Partner retains full client UX White - Label Platform • Fully branded partner portal • tZERO infrastructure underneath • Ringfence your own assets & clients • Turnkey regulated infrastructure Correspondent Broker - Dealer • Access tZERO ATS without full BD build • Correspondent clearing arrangements • Cross - list assets on tZERO ATS • Expand to digital asset compliance - enabled infrastructure

tZERO Patent Portfolio

IP That Powers the Tokenized Securities Lifecycle

A pioneering blockchain patent portfolio developed since 2014 to protect tZERO's infrastructure today and to license as a foundational standard for tomorrow's tokenized markets.

23
Patent Families

103
US & Foreign Patents and Applications

Compliance, Built-In

Self-Enforcing

Compliance rules embedded in transfer logic of an asset, checked against an on-chain investor registry, and enforced automatically at transfer.

Engineered To Scale

Built to Upgrade

Smart contracts upgrade with a full on-chain audit trail; corporate actions like stock splits apply dynamically at transfer.

The TradFi-DeFi Bridge

TradFi ↔ DeFi

Interoperability between traditional trading systems (regulated venues like the NYSE) and crypto networks that run around the clock.

Cryptographic Custody

Key Management

An eight-patent architecture for institutional custody, which includes threshold key management, wallet-ownership verification, and federated identity.

Already licensed by ICE (Intercontinental Exchange, parent of the NYSE) to power its upcoming tokenized securities platform, with Dinari and other parties in progress.

www.tzero.com 21

Multi-Chain & DeFi Infrastructure

Chain-Agnostic by Design.

Issuers choose the blockchain that fits their strategy. tZERO deploys its standard smart contracts or supports custom configurations — across a growing list of 16+ public and permissioned chains.

Ethereum	Polygon	Avalanche	Solana	Stellar	XRP Ledger	Hedera	Aptos
Algorand	BNB Chain	Base	Plume Network	Hyperledger Besu	Provenance	Polymesh	Canton Network

Global Distribution

Working with Archax and other local infrastructure partners to support cross-border distribution of tokenized assets, subject to applicable regulatory requirements in each jurisdiction.

DeFi Connectivity

Connectivity to DeFi protocols and stablecoin liquidity, where permitted, designed to support interoperability between regulated markets and on-chain finance.

www.tzero.com 22

www.tzero.com 23 'LVFORVXUHVDQG5LVN)DFWRUV www.tzero.com

Cautionary Note Regarding Projections and Other Forward-Looking Statements

This presentation includes "forward-looking statements." All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking. These forward-looking statements generally are identified by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "strive," "would," "strategy," "outlook," the negative of these words or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, certain management estimates of 2026E and 2027E metrics, statements regarding tZERO's and FG Imperii's expectations concerning the outlook for tZERO's business, financial performance, business strategy, technology, research and development, regulatory approvals, potential market opportunity, anticipated trends in tZERO's business, timing and likelihood of success, plans and objectives of management for future operations, the successful consummation and potential benefits of the proposed business combination, and expectations related to the terms and timing of the proposed business combination.

These forward-looking statements are based on information available as of the date of this presentation and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing tZERO's or FG Imperii's views as of any subsequent date, and neither tZERO nor FG Imperii undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the risk that the benefits of the proposed business combination may not be realized; the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of FG Imperii's securities; the amount of redemption requests made by FG Imperii's public shareholders and the failure to satisfy the conditions to the consummation of the proposed business combination, including the failure of FG Imperii's shareholders or tZERO's shareholders to approve the proposed business combination; risks related to the scaling of tZERO's business and the timing of expected business milestones; the ability to meet stock exchange listing standards in connection with the consummation of the proposed business combination; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings that may be initiated following announcement of the proposed business combination; the combined company's continued listing on NYSE American; the risk that the proposed transactions disrupt current plans and operations of tZERO as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and partners and retain its management and key employees; costs related to the proposed business combination; risks associated with changes in applicable laws or regulations applicable to tZERO's products and services; the possibility that the combined company may be adversely affected by other economic, geopolitical, business and/or competitive factors; the ability of tZERO or the combined company to raise capital in the future; and other risks and uncertainties that will be detailed in the Proxy Statement/Prospectus (as defined below) and as indicated from time to time in FG Imperii's filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

tZERO and FG Imperii caution that the foregoing list of factors is not exclusive. tZERO and FG Imperii caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Forward-looking statements are not guarantees of future performance. Neither tZERO nor FG Imperii gives any assurance that either tZERO or FG Imperii will achieve its expectations. The inclusion of any statement in this presentation does not constitute an admission by tZERO or FG Imperii or any other person that the events or circumstances described in such statement are material.

www.tzero.com 24

Disclaimers and Other Important Information

Risk Factors
For a description of certain risks relating to tZERO, including its business and operations, and the proposed transactions, we refer you to "Risk Factors" at the end of this presentation.

Additional Information and Where to Find It
In connection with the proposed business combination, FG Imperii and tZERO intend to file with the SEC a registration statement on Form S-4 (as may be amended from time to time, the "Registration Statement"), which will include a preliminary proxy statement of FG Imperii and a preliminary prospectus relating to the securities to be issued in connection with the proposed business combination (the "Proxy Statement/Prospectus"). After the Registration Statement is declared effective, FG Imperii plans to mail a definitive Proxy Statement/Prospectus to its shareholders as of a record date to be established for voting on the proposed business combination. FG Imperii will also file other documents regarding the proposed business combination with the SEC. This presentation is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or any other document that tZERO or FG Imperii may file with the SEC or send to their respective shareholders in connection with the proposed business combination.

This presentation does not contain all of the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITYHOLDERS OF FG IMPERII AND TZERO ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TZERO, FG IMPERII, THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS.

INVESTORS AND SECURITYHOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY TZERO AND FG IMPERII THROUGH THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. IN ADDITION, THE DOCUMENTS FILED BY FG IMPERII MAY BE OBTAINED BY WRITTEN REQUEST TO FG IMPERII AT FG IMPERII AT 104 S. WALNUT STREET, UNIT 1A ITASCA, IL 60143, AND THE DOCUMENTS FILED BY TZERO MAY BE OBTAINED BY WRITTEN REQUEST TO TZERO AT 10 WEST BROADWAY, SUITE 700, SALT LAKE CITY, UT 84101.

Participants in the Solicitation
FG Imperii, tZERO and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from FG Imperii's shareholders in connection with the proposed business combination. INFORMATION ABOUT FG IMPERII'S DIRECTORS AND EXECUTIVE OFFICERS AND THEIR OWNERSHIP OF FG IMPERII'S SECURITIES IS SET FORTH IN FG IMPERII'S FILINGS WITH THE SEC. A LIST OF THE NAMES OF TZERO'S DIRECTORS AND EXECUTIVE OFFICERS AND INFORMATION REGARDING THEIR INTERESTS IN THE PROPOSED BUSINESS COMBINATION WILL BE INCLUDED IN THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF THOSE PERSONS AND OTHER PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE PROPOSED BUSINESS COMBINATION MAY BE OBTAINED BY READING THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED BUSINESS COMBINATION WHEN AVAILABLE. Investors and securityholders should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents as described above.

No Offer or Solicitation
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Incorporation by Reference
The information contained in the third-party citations and websites referenced in this communication is not incorporated by reference into this communication.

Trademarks
The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and solutions of tZERO.

Market and Industry Data
This Presentation includes information concerning economic conditions, the Company's industry, the Company's markets and the Company's competitive position that is based on a variety of sources, including information from independent industry analysts and publications, as well as the tZERO's own estimates and research. tZERO's estimates are derived from publicly available information released by third party sources, as well as data from its internal research, and are based on such data and the Company's knowledge of its industry, which the Company believes to be reasonable. Any independent industry publications used in this Presentation were not prepared on the Company's behalf. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this Presentation.

www.tzero.com 25

Risk Factors

tZERO

Key Assumptions Relating to 2026E and 2027E Metrics
The estimates and assumptions that underlie the Company's 2026E and 2027E metrics are inherently uncertain and, while considered reasonable by management as of the date of this presentation, are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause the Company's actual results to differ materially from those projected for 2026 and 2027.

In particular, 2027E revenue assumes 2 institutional CFTC partners with over $6 billion in expected monthly notional volume, 34 new tokenization projects through institutional bank partnerships, 3 brokerage as infrastructure clients for tokenized securities markets and 20 correspondent clearing relationships. However, the market for tokenized equities is nascent and therefore subject to significant uncertainties, including the appeal of this product to issuers, investors and intermediaries, as well as uncertainties around the functionality of this product and how markets in this product will interact with the existing national market system for public equities.

For all these reasons, there can be no assurance that the 2026E and 2027E metrics presented herein will be indicative of the Company's future business performance, or that actual results will not differ materially from the 2026E and 2027E metrics presented herein. Inclusion of the 2026E and 2027E metrics should not be regarded as a representation by the Company or any other person that these results will be achieved, and therefore potential investors and business partners should not place undue reliance on such metrics

Non-GAAP Metrics
tZERO generally reports its financial results in accordance with U.S. generally accepted accounting principles ("GAAP"). However, management believes that the evaluation of its ongoing operating results may be enhanced by a presentation of EBITDA, which is a non-GAAP financial measure. EBITDA represents net income or net loss before depreciation and amortization, interest expense and income taxes. tZERO believes that the use of EBITDA provides an additional meaningful method of evaluating certain aspects of its operating performance from period to period on a basis that may not be otherwise apparent under GAAP when used in addition to, and not in lieu of, GAAP measures. A reconciliation of EBITDA to net income is included on Slide 16.

Risk Factor Summary
All references to "we," "us" or "our" refer to the Company prior to the consummation of the proposed business combination with a special purpose acquisition company. The risks described below are a non-exhaustive list of the key risks related to the Company and the factors that would cause actual results to differ from the intentions and assumptions described in this presentation. This list has been prepared solely for potential investors in the proposed private placement and not for any other purpose. You should carefully consider these risks and uncertainties, carry out your own due diligence, and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the proposed private placement before making an investment decision. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished with the SEC in respect of the proposed transactions. The risks presented in such filings would include risks associated with the post-transaction operation of the Company and the risks associated with the proposed transactions, and these risks may differ significantly from, and will be more extensive than, those risks presented below. The Company may be subject to the following factors, many of which are outside of Company's control:

Risks Related to Our Business
- We operate in a developing industry, making it difficult to evaluate our ability to generate revenue through operations. Our profitability depends on our ability to attract, maintain, and grow our customer base.
- There is no guarantee we will ever be able to actualize our multi-asset platform strategy, develop solutions for public securities, grow our primary issuance platform or ATS secondary trading market so that they are sustainable or profitable, receive licenses necessary to operate a profitable derivatives business, or utilize blockchain technology for securities trading on our ATS.
- We or our subsidiaries may face substantial competition from known and unknown competitors, as well as the risk that one or more competitors may obtain patents covering technology critical to our operations or become broker-dealers permitted to take possession of digital asset securities, creating competition for tZERO Digital.
- tZERO Securities derives revenue from its primary capital raising and secondary trading services making it, and by extension us, vulnerable to changes in its customers' business and financial condition.
- tZERO Securities and tZERO Digital are registered broker-dealers subject to extensive regulation.
- Real or perceived errors, failures, bugs, or defects in our products and services could adversely affect our reputation and harm our business.
- We, our technology, or third parties with whom we do business may be the subject of cyber-attacks, which may result in security breaches and the loss or theft of assets, which could expose us to liability and reputational harm, curtail the use of our services or technology, and/or result in claims against us.
- Our core technology has been and will be developed by our key technology employees and vendors, and the operation and further development of this core technology depend on the continued availability of those key employees and vendors.
- Strategic transactions we have engaged in and may engage in could disrupt our business, divert our management's attention, or harm our business and may not achieve the benefits we anticipate.
- Our financial services businesses rely on third parties and their systems for a variety of services. Any loss of, or failure to perform, these services adequately could have a material adverse effect on us.

www.tzero.com 26

Risk Factors (Cont'd)

Risks Related to Our Industry

- The further development and acceptance of blockchain technologies are subject to a variety of factors that are difficult to evaluate. The slowing or stopping of the development or acceptance of blockchain technologies, peer-to-peer tokenized securities, and assets enhanced by blockchain technologies would have a material adverse effect on our business. Tokenized security price volatility could damage market confidence in blockchain technology and harm our business.
- The tokenized securities market in which we compete is subject to rapid innovation, and changes or innovations in the tokenized securities market may occur while we continue to develop our businesses, which could render aspects of our business model and developed technology obsolete.

Risks Related to Regulation

- New laws, regulations, or policies, as well as the application of existing legal and regulatory regimes, may materially adversely affect our business, and compliance may be complex and costly.

Risks Related to Our Financial Condition

- We have a history of significant losses and have only generated limited revenue from blockchain-based applications. If we do not achieve profitability from operations, our ability to continue in business will depend on our ability to raise additional capital, obtain financing or monetize significant assets, and we may be unable to do so.

Risks Related to Intellectual Property

- Any failure to obtain, maintain, protect, or enforce our intellectual property and proprietary rights could impair our ability to protect our proprietary technology and our brand. The development and operation of our business will likely require additional technology and intellectual property rights, which may not provide sufficient protection.
- Our proprietary technology protected by our patent portfolio is not currently for sale, has not generated any revenue, and may never generate revenue or become profitable. Our patent applications may not be approved or may be limited in scope.

Risks Related to Being a Public Company

- We have not operated as a U.S. public reporting company and may not be able to adequately establish the required governance, compliance, risk management, and control infrastructure and culture.
- If we fail to maintain an effective system of internal controls, we may not be able to accurately or timely report our financial condition or results of operations or prevent fraud.

Risks Related to an Investment in our Common Stock

- An active trading market for our common stock may never develop or be sustained.
- The market price of our common stock may be volatile or may decline steeply or suddenly regardless of our operating performance, and we may not be able to meet investor or analyst expectations. You may not be able to resell your shares at or above the price per share in the proposed private placement and may lose all or part of your investment.
- If securities or industry analysts either do not publish research about us or publish inaccurate or unfavorable research about us, our business, or our market, or if such analysts change their recommendations regarding our common stock adversely, the trading price or trading volume of our common stock could decline.
- Future sales of shares by our existing stockholders could cause our stock price to decline.
- We have broad discretion in how we use the net proceeds from the proposed transactions, and we may not use them effectively.
- We qualify as an emerging growth company within the meaning of the Securities Act, and if we take advantage of certain exemptions available to emerging growth companies, this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies.
- We have not paid and do not intend to pay cash dividends for the foreseeable future.
- The issuance by us of additional shares of any class of common stock or convertible securities may dilute your ownership and could adversely affect our stock price.
- State law and certain provisions of our charter and bylaws that will be in effect at the completion of the proposed transactions could make a merger, tender offer, or proxy contest difficult, thereby adversely affecting the market price of our common stock.
- Our charter and bylaws will contain exclusive forum provisions for certain claims, which could limit our stockholders' ability to obtain a favorable judicial forum for disputes with us or any of our directors, officers, other employees, or stockholders.
- As a result of becoming a public company, we will be required to develop and maintain proper and effective internal controls over financial reporting, and any failure to maintain the adequacy of these internal controls may adversely affect investor confidence in our company and, as a result, the value of our common stock.
- Operating as a public company will require us to incur significant costs and requires substantial management attention. In addition, key members of our management team have limited or no experience managing a public company.

Risks Related to Certain Tax Matters

- Changes in tax laws, policies and reporting obligations could adversely impact our business.

www.tzero.com 27

www.tzero.com 28 Thank you www.tzero.com